Exhibit 10.30

THIS WARRANT AND THE UNDERLYING SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND HAVE BEEN TAKEN FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TO THE DISTRIBUTION THEREOF, AND, EXCEPT AS STATED IN AN AGREEMENT BETWEEN THE HOLDER OF THIS WARRANT, OR ITS PREDECESSOR IN INTEREST, AND THE ISSUER CORPORATION, SUCH WARRANT AND UNDERLYING SECURITIES MAY NOT BE SOLD OR TRANSFERRED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH WARRANT AND/OR UNDERLYING SECURITIES OR THE ISSUER CORPORATION RECEIVES AN OPINION OF COUNSEL (WHICH MAY BE COUNSEL FOR THE ISSUER CORPORATION) STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

THIS WARRANT AND THE UNDERLYING SECURITIES ARE SUBJECT TO THE TERMS OF A CERTAIN SHAREHOLDERS’ AGREEMENT, DATED AS OF OCTOBER 27, 2004, AMONG THE ISSUER OF THIS WARRANT AND CERTAIN SHAREHOLDERS, AS THE SAME MAY BE FURTHER AMENDED, RESTATED OR OTHERWISE MODIFIED FROM TIME TO TIME. THE SHAREHOLDERS’ AGREEMENT CONTAINS CERTAIN RESTRICTIVE PROVISIONS AND RIGHTS RELATING TO THE VOTING OF THE UNDERLYING SECURITIES AND TRANSFER OF THIS WARRANT AND THE UNDERLYING SECURITIES. NO REGISTRATION OF TRANSFER OF SECURITIES WILL BE MADE ON THE BOOKS OF THE ISSUER UNLESS AND UNTIL SUCH RESTRICTIONS AND RIGHTS SHALL HAVE BEEN COMPLIED WITH. A COPY OF THE SHAREHOLDERS’ AGREEMENT IS ON FILE AT THE COMPANY’S PRINCIPAL OFFICES. UPON WRITTEN REQUEST TO THE COMPANY’S SECRETARY, A COPY OF THE SHAREHOLDERS’ AGREEMENT WILL BE PROVIDED WITHOUT CHARGE TO THE HOLDER OF THIS WARRANT.

GORDON BIERSCH BREWERY RESTAURANT GROUP, INC.

FORM OF WARRANT TO PURCHASE COMMON STOCK

No. W-	, 2005

WHEREAS, the Board of Directors of GORDON BIERSCH BREWERY RESTAURANT GROUP, INC., a Tennessee corporation, with its principal office at 2001 Riverside Drive, Suite 200, Chattanooga, TN (the “Company”), has determined to issue warrants to purchase shares of Common Stock of the Company in consideration of the financial accommodation of the Holder made for the benefit of the Company in connection with a refinancing transaction in October, 2004.

NOW THEREFORE, THIS CERTIFIES THAT, for value received,                     , or assigns (the “Holder”), is entitled to subscribe for and purchase at the Exercise Price (defined below) from the Company, up to                      shares of Common Stock of the Company (the “Common Stock”), as provided herein.

1. DEFINITIONS. As used herein, the following terms shall have the following respective meanings:

“Exercise Period” shall mean the time period commencing with the date of this Warrant and ending one hundred twenty months later.

“Exercise Price” shall mean $50.00 per share, subject to adjustment pursuant to Section 4.2 below.

“Exercise Shares” shall mean the shares of the Company’s Common Stock issuable upon exercise of this Warrant, subject to adjustment pursuant to the terms herein, including but not limited to adjustment pursuant to Section 4.2 below.

2. EXERCISE OF WARRANT.

2.1. Optional Exercise. The rights represented by this Warrant may be exercised in whole or in part at any time during the Exercise Period (an “Optional Exercise”).

2.2. Exercise Procedure. The Holder shall exercise this Warrant pursuant to Section 2.1 above by delivery to the Company at its address set forth above (or at such other address as it may designate by notice in writing to the Holder) the following:

(a) An executed Notice of Exercise in the form attached hereto;

(b) Payment of the Exercise Price either (i) in cash, by check or by wire transfer, or (ii) by cancellation of indebtedness;

(c) This Warrant; and

(d) If this Warrant is not registered in the name of the Holder, an assignment or assignments, in the form of assignment attached hereto, properly executed and evidencing the assignment of this Warrant to the Holder, in compliance with the provisions set forth in Section 7 hereof.

Upon the exercise of the rights represented by this Warrant, a certificate or certificates for the Exercise Shares so purchased, registered in the name of the Holder or persons designated by the Holder, if requested by the Holder, shall be issued and delivered to the Holder within five (5) business day after the rights represented by this Warrant shall have been so exercised.

The person in whose name any certificate or certificates for Exercise Shares are to be issued upon exercise of this Warrant shall be deemed to have become the holder of record of such shares on the date on which this Warrant was surrendered and payment of the Exercise Price was made, irrespective of the date of delivery of such certificate or certificates, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open.

2.3. Net Exercise. Notwithstanding any provisions herein to the contrary, if the fair market value of one share of the Company’s Common Stock is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Warrant by payment of cash, the Holder may elect (the “Conversion Right”) to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Notice of Exercise in which event the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:

X	=	Y (A-B)
A

Where X = the number of shares of Common Stock to be issued to the Holder

Y	=	the number of shares of Common Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being canceled (at the date of such calculation)

A	=	the fair market value of one share of the Company’s Common Stock (at the date of such calculation)

B	=	Exercise Price (as adjusted to the date of such calculation)

For purposes of the above calculation, the fair market value of one share of Common Stock shall be the product of (i) the average daily Market Price (as defined below) during the period of the most recent 10 days, ending on the last business day before the effective date of exercise of the Conversion Right, on which the national securities exchanges were open for trading and (ii) the number of shares of the Common Stock (as defined herein) into which each Exercise Share is convertible on such date. If the Common Stock is traded on a national securities exchange or admitted to unlisted trading privileges on such an exchange, or is listed on the National Market System (the “National Market System”) of the Nasdaq, the Market Price as of a specified day shall be the last reported sale price of Common Stock on such exchange or on the National Market System on such date or if no such sale is made on such day, the mean of the closing bid and asked prices for such day on such exchange or on the National Market System. If the Common Stock is not so listed or admitted to unlisted trading privileges, the Market Price as of a specified day shall be the mean of the last bid and asked prices reported on such date (x) by the Nasdaq or (y) if reports are unavailable under clause (x) above, by the National Quotation Bureau Incorporated. If the Common Stock is not so listed or admitted to unlisted trading privileges and bid and ask prices are not reported, the Market Price as of a specified day shall be determined in good faith by the Board of Directors of the Company.

3. COVENANTS OF THE COMPANY.

3.1. Covenants as to Exercise Shares. The Company covenants and agrees that all Exercise Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued and outstanding, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issuance thereof. The Company further covenants and agrees that the Company will at all times during the Exercise Period, have authorized and reserved, free from preemptive rights, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant. If at any time during the Exercise Period the number of authorized but unissued shares of Common Stock shall not be sufficient to permit exercise of this Warrant, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

3.2. No Impairment. Except and to the extent as waived or consented to by the majority of the Holders holding Warrants similar to this Warrant (“Majority Warrant Holders”), the Company will not, by amendment of its charter or any certificates of designation thereto or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may be necessary or appropriate in order to protect the exercise rights of the Holder against impairment.

3.3. Notices of Record Date. In the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend which is the same as cash dividends paid in previous quarters) or other distribution, the Company shall mail to the Holder, at the same time as such notice is provided to all shareholders of the Company, a notice specifying the date on which any such record is to be taken for the purpose of such dividend or distribution.

4. DISPOSITION OF WARRANT AND EXERCISE SHARES, ADJUSTMENT OF EXERCISE PRICE AND EFFECT OF ORGANIC CHANGES.

4.1. Disposition of Exercise Shares. The Holder agrees that the Warrant and Exercise Shares, including but not limited to the voting of the Exercise Shares and any disposition of all or any part of the Warrant or Exercise Shares, shall be governed by that certain Shareholders’ Agreement dated as of October 27, 2004 between the Company, Hancock Park Capital II, L.P. and each of the shareholders of the Company.

4.2. Adjustment of Exercise Price. In the event of changes in the outstanding Common Stock of the Company by reason of stock dividends, splits, recapitalizations, reclassifications, combinations or exchanges of shares, separations, reorganizations, liquidations, or the like, the number and class of shares available under the Warrant in the aggregate and the Exercise Price shall be correspondingly adjusted to give the Holder of the Warrant, on exercise for the same aggregate Exercise Price, the total number, class, and kind of shares as the Holder would have owned had the Warrant been exercised prior to the event and had the Holder continued to hold such shares until after the event requiring adjustment. The form of this Warrant need not be changed because of any adjustment in the number of Exercise Shares subject to this Warrant.

4.3. Reorganization, Reclassification, Consolidation, Merger or Sale. If any recapitalization, reclassification or reorganization of the capital stock of the Company, or any consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets or other transaction shall be effected in such a way that holders of the Company’s Common Stock shall be entitled to receive stock, securities, or other assets or property (an “Organic Change”), then, as a condition of such Organic Change, lawful and adequate provisions shall be made by the Company whereby the Holder hereof shall thereafter have the right to purchase and receive (in lieu of the shares of the Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby) such shares of stock, securities or other assets or property as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby. In the event of any Organic Change, appropriate provision shall be made by the Company with respect to the rights and interests of the Holder of this Warrant to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Exercise Price and of the number of shares purchasable and receivable upon the exercise of this Warrant) shall thereafter be applicable, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof. The Company will not effect any such consolidation, merger or sale unless, prior to the consummation thereof, the successor corporation (if other than the Company) resulting from such consolidation or the corporation purchasing such assets shall assume by written instrument reasonably satisfactory in form and substance to the Majority Warrant Holders to expressly assume the due and punctual performance and observation of each and every covenant and condition of this Warrant, executed and mailed or delivered to the registered Holder hereof at the last address of such Holder appearing on the books of the Company, the obligation to deliver to such Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such Holder may be entitled to purchase.

4.4. Certain Events. If any change in the outstanding Common Stock of the Company or any other event occurs as to which the other provisions of this Section 4 are not strictly applicable or if strictly applicable would not fairly protect the purchase rights of the Holder of the Warrant in accordance with such provisions, then the Board of Directors of the Company shall make an adjustment in the number and class of shares available under the Warrant, the Exercise Price or the application of such provisions, so as to protect such purchase rights as aforesaid. The adjustment shall be such as to give the Holder of the Warrant upon exercise for the same aggregate Exercise Price the total number, class and kind of shares as he would have owned had the Warrant been exercised prior to the event and had he continued to hold such shares until after the event requiring adjustment.

5. FRACTIONAL SHARES. Fractional shares may be issued upon the exercise of this Warrant. Any reference contained herein to Exercise Shares or shares of Common Stock shall be deemed to include fractional shares to the extent thereof. The size of all fractional shares shall be rounded to four decimal places.

6. NO SHAREHOLDER RIGHTS. This Warrant in and of itself shall not entitle the Holder to any voting rights or other rights as a shareholder of the Company.

7. TRANSFER OF WARRANT. Subject to applicable laws, this Warrant and all rights hereunder are transferable, by the Holder in person or by duly authorized attorney, upon delivery of this Warrant and the form of assignment attached hereto to any person.

8. LOST, STOLEN, MUTILATED OR DESTROYED WARRANT. If this Warrant is lost, stolen, mutilated or destroyed, the Company may, on such terms as to indemnity or otherwise as it may reasonably impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed. Any such new Warrant shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.

9. NOTICES, ETC. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Company at the address listed in the recital hereof and to Holder at the address listed on the signature page or at such other address as the Company or Holder may designate by ten (10) days advance written notice to the other parties hereto a change of address that notices may be sent.

10. AMENDMENT AND WAIVER. Any term in this Warrant may be amended or waived with the written consent of the Company and the Majority Warrant Holders. Holder acknowledges that because this Warrant may be amended with the consent of the Majority Warrant Holders, the Holder’s rights hereunder may be amended or waived without the Holder’s consent.

11. ACCEPTANCE. Receipt of this Warrant by the Holder shall constitute acceptance of and agreement to all of the terms and conditions contained herein.

12. GOVERNING LAW. This Warrant and all rights, obligations and liabilities hereunder shall be governed by the laws of the State of Tennessee.

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer as of August 26, 2005.

GORDON BIERSCH BREWERY RESTAURANT GROUP, INC.

By:
Name:	H. Allen Corey
Title:	President

FOR NOTICE ONLY:

HOLDER:

[Name]

[Address]

NOTICE OF EXERCISE

TO: GORDON BIERSCH BREWERY RESTAURANT GROUP, INC.

(1) The undersigned hereby elects to purchase                      shares of the Common Stock of GORDON BIERSCH BREWERY RESTAURANT GROUP, INC. pursuant to the terms of the attached Warrant, and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2) Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

_____________________________

(Name)

_____________________________

_____________________________

(Address)

(Date)	(Signature)

(Print name)

ASSIGNMENT FORM

(To assign the foregoing Warrant, execute

this form and supply required information.

Do not use this form to purchase shares.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

Name:	________________________________________________________________________________________________
(Please Print)

Address:	________________________________________________________________________________________________
(Please Print)

Dated:	___________________

Holder’s Signature:	___________________________________________________________________

Holder’s Address:	___________________________________________________________________

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatever. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.